DELAWARE(SM)
INVESTMENTS
===========


                                         Delaware Limited-Term Government Fund

























Current Income


























                                                      2000 SEMI-ANNUAL REPORT

                            (Current Income Artwork)

                                     A TRADITION OF SOUND INVESTING SINCE 1929
                                     =========================================
TABLE OF CONTENTS
=================



Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             5

Financial Statements

  Statement of Net Assets                                       6

  Statement of Assets and Liabilities                           8

  Statement of Operations                                       9

  Statements of Changes in
  Net Assets                                                   10

  Financial Highlights                                         11

  Notes to Financial
  Statements                                                   15

A Commitment To Our Investors

Experienced

/ / Our seasoned investment professionals average more than 15 years' experience.

/ / We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

/ / We follow strict investment policies and clear buy/sell guidelines.

/ / We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

/ / We clearly articulate our investment policies and follow them consistently.

/ / Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive

/ / We offer more than 70 mutual funds in these asset classes.

   o Large-cap equity              o High-yield bonds
   o Mid-cap equity                o Investment grade bonds
   o Small-cap equity              o Municipal bonds (23 single-state funds)
   o International equity          o International fixed-income
   o Balanced

/ / Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

Dear Shareholder

August 14, 2000

Recap of Events - The first half of 2000 was an event-filled period in the fixed-income markets. Rising interest rates and a spring stock market correction were among several factors helping to create a challenging environment for fixed-income investors.

The U.S. Federal Reserve raised short-term interest rates three times during the period, running its total of such increases to six since June 1999. As of this writing, the much-discussed overnight bank lending rate stands at 6.5%, its highest level since 1991, with another increase possible on August 22.

The rate hikes were designed to put the brakes on a U.S. economy that continued to grow rapidly during the period. When we last reported to you in early January, the U.S. economy was humming, and an advancing domestic stock market had driven down demand for U.S. Treasuries. This, in turn, affected prices in that market.

The balance shifted rather quickly for fixed-income investors, however, pivoting on a few key events. Perhaps most significantly, domestic stock markets began a two-month correction in mid-March that included a handful of days which saw sharp declines on major indices. Investors looking to traditional safe havens may have fueled demand for U.S. Treasury issues, as prices for those securities were driven higher. Even before the stock market downturn, the U.S. Treasury Department's announced plan to repurchase long-term debt using the budget surplus may have initially sparked demand in Treasury markets. This combination of events, when set against the backdrop of rising short-term interest rates, projected what bond traders call an inverted yield curve - a somewhat uncommon environment in which short-term bonds have higher yields than securities with longer maturities.

Total Return
For Period Ended June 30, 2000                                   Six Months
----------------------------------------------------------------------------
Delaware Limited-Term Government Fund Class A                     +2.39%
----------------------------------------------------------------------------
Merrill Lynch 1-3 Year Government Bond Index                      +2.99%
Lipper Short-Intermediate Government Funds Average (92 funds)     +2.65%
----------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 5. For U.S. Treasury securities, interest and principal repayment at maturity are guaranteed by the U.S. government, unlike mutual fund dividends and share values, which are not guaranteed. The Merrill Lynch 1-3 Year Government Bond Index is an unmanaged index that generally tracks the market for U.S. Treasury securities with maturities of one to three years. The Lipper category represents the average returns of short-intermediate government funds tracked by Lipper (Source: Lipper). You cannot invest directly in an index. Past performance does not guarantee future results.

Delaware Limited-Term Government Fund provided a total return of +2.39% (Class A shares at net asset value with distributions reinvested) for the six-month period ended June 30, 2000, falling shy of the +2.65% average return posted by its peers in the Lipper Short-Intermediate Government Funds class. The Fund's underperformance may have been due in part to its underweighting in Treasuries when the market first began to favor those securities during the period. Still, the six-month period was more favorable than the whole of 1999 to both the Fund and to short-intermediate government funds in general.

Market Outlook - Fixed-income investors have continued to fight an uphill battle during the Fed's extended period of raising rates. A "soft landing" for the economy and an autumn stock market rally would likely keep bonds in the shadow of equity investments. Regardless of whether the Fed continues its tightening or steps to the sidelines, however, we believe that the broad trends which affect your Fund are more clearly defined than they were six months ago. In our opinion, economic fundamentals remain strong, demand for Treasuries may have peaked this summer, and interest rates trending downward over the long term would be no surprise.

We believe that fixed-income funds like Delaware Limited-Term Government Fund will continue to play a role in a well-diversified portfolio. On the pages that follow, Paul Grillo and Stephen Cianci, your Fund's portfolio managers, explain the Fund's positioning during the first half of 2000 and provide a sector-specific outlook for investment opportunities in the coming months.

We thank you for your continued confidence, and your commitment to Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                       /s/ David K. Downes
------------------------------------     -------------------------------------
Wayne A. Stork                           David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds

(Current Income Artwork)

PORTFOLIO MANAGEMENT REVIEW
===========================

Paul C. Grillo, Jr.
Portfolio Manager

Stephen R. Cianci
Portfolio Manager

August 14, 2000

Delaware Limited-Term Government Fund returned +2.39% for the six-month period ended June 30, 2000 (Class A shares at net asset value with distributions reinvested), or about one quarter of a percentage point less than its average peer in the Lipper Short-Intermediate Government Funds class, which posted an average return of +2.65% for the period.

At first glance, short-intermediate government funds in general could appear to be on track for about an average year (+5.24% average annualized lifetime return for the relative Lipper class since the Fund's inception, November 24, 1985) [Source: Lipper]. In terms of events, however, the first half of 2000 was far from "average" in the fixed-income markets. We felt that rising short-term rates and an inverted interest rate yield curve left bond investors trying to plot a course through challenging waters.

Portfolio Highlights

During the six-month period we repositioned the portfolio in order to benefit from an increase in demand seen in the market for U.S. Treasury securities. The first quarter saw Treasuries, which had been performing poorly, return to favor among investors.

At the outset of the period, your Fund's allocation in Treasury issues was 15.2%. Gathering global economic strength in 1999 had resulted in a drop in demand for these securities, and we had lessened our weighting in this area accordingly.

At the beginning of the period, we saw particular value in collateralized mortgage obligations (CMOs) - securities that are derived from pools of mortgages and offered by private sector financing companies, as well as by government-sponsored corporations like Fannie Mae and Freddie Mac. As the New Year passed, the markets continued to favor non-Treasuries, or spread sectors, and we retained our somewhat heavy weighting in CMOs. As the first quarter progressed, however, Treasuries began to outperform comparable duration CMOs, and we sold some of our CMO positions to purchase Treasury notes and bonds.

A series of events produced the shift toward Treasuries in the markets. In late January, the interest rate yield curve inverted for the first time since 1990, spurred by the Treasury Department's announced plan to buy back long-term debt. Prices in the non-Treasury sectors we invest in - corporate bonds, mortgage-backed securities, and U.S. government agency securities - reacted negatively to the market changes while Treasury prices began to rise. We decided to begin increasing our allocation of government issues. Another interest rate hike by the Federal Reserve Board followed soon after on February 2, 2000, accentuating the changing environment. As a result, we continued to purchase Treasuries, which by the end of the period were 27.1% of the portfolio.

"DURING THE SIX-MONTH PERIOD WE REPOSITIONED THE PORTFOLIO IN ORDER TO BENEFIT FROM AN INCREASE IN DEMAND SEEN IN THE MARKET FOR U.S. TREASURY SECURITIES."

Asset Allocation
As of June 30, 2000
--------------------------------------------------------------------
Agency Mortgage-Backed
Securities                                                     34.4%
--------------------------------------------------------------------
U.S. Treasury Obligations                                      27.1%
--------------------------------------------------------------------
Collateralized Mortgage
Obligations                                                    15.1%
--------------------------------------------------------------------
Asset-Backed Securities                                         7.1%
--------------------------------------------------------------------
U.S. Government Agency
Obligations                                                     5.8%
--------------------------------------------------------------------
Corporate Bonds                                                 4.0%
--------------------------------------------------------------------
Money Market Instruments                                        3.5%
--------------------------------------------------------------------
Cash and Other Assets                                           3.0%
--------------------------------------------------------------------

 The rate curve inversion means that short-term bonds currently have higher yields than bonds with longer maturities - an infrequently occurring environment. Because the Fund focuses on short- to intermediate-term debt, we were not able to take advantage of some of the opportunities presented by this particular scenario.

One of the Fund's objectives is to minimize sensitivity to interest rate fluctuations while continuing to seek income for shareholders. This led us to raise the level of quality in the portfolio during the period, purchasing securities of issuers with only the best credit ratings. In buying higher quality debt issues we also looked to more liquid areas of the market that have less systematic risk, or sensitivity to market conditions. In doing this, we sold some of our corporate debt holdings, often moving to asset-backed instruments such as credit card receivables that have the highest possible credit ratings.

Long-term bonds are generally more sensitive to interest rate fluctuation than short-term bonds. Because of this, we also limited our average duration in the portfolio. This strategy, in turn, impels us to seek out undervalued sectors of the market to achieve our returns. Later in the period, we perceived value in select segments of the CMO market that were coming back into favor, as well as in 10-year, AAA-rated agency bonds. We invested in such areas accordingly.

Outlook

As June wound to a close, it was becoming apparent that the market for U.S. Treasury securities would soon peak, if it had not done so already. While market risk in many non-Treasury sectors is still prevalent, we believe the worst may be over for non-Treasury issues. We will continue to monitor leading indicators for signs of a shift in favor.

If the Fed manages to engineer the soft landing desired, the chances of a mass flight to fixed-income securities is less likely, and bond funds may continue to struggle for their returns. However, many characteristics of the current environment suggest that 2000's mid-point makes a better-than-usual vantage point. With short-term rates at their highest level since 1991, it is difficult not to envision them retreating long-term, regardless of the Fed's actions at its next meeting. In addition, June was the best month of the year thus far for non-Treasury issues, suggesting that these sectors may be returning to favor as we begin the second half of the year. Our markets reacted in extreme fashion to the events of the first half, which affords the possibility that some upside surprise awaits us the rest of the way.

(Current Income Artwork)

FUND BASICS
===========


Fund Objective
The Fund seeks to provide a high,
stable level of income while
attempting to minimize fluctuations
in principal and to provide
maximum liquidity.

Total Fund Assets
$244.09 million

Number of Holdings
63

Fund Start Date
November 24, 1985

Your Fund Management
Paul C. Grillo, Jr. joined Delaware
Investments in 1993, after serving as a
Mortgage Strategist and Trader at Dreyfus
Corporation. He holds a bachelor's degree from North Carolina State University and an
MBA from Pace University. He is a Chartered
Financial Analyst.

Stephen R. Cianci joined Delaware Investments in 1992. He holds both a BS and an MBA from Widener University. He became co-manager of the Fund in January 1999. Mr. Cianci is an
Adjunct Professor of Finance at Widener
University and is a Chartered Financial Analyst.

Nasdaq Symbols
Class A  DTRIX
Class B  DTIBX
Class C  DTICX

                               DELAWARE LIMITED-TERM GOVERNMENT FUND PERFORMANCE
                               =================================================

Average Annual Total Returns
Through June 30, 2000                    Lifetime    10 Years     Five Years     One Year
-----------------------------------------------------------------------------------------
Class A (Est. 11/24/85)
   Excluding Sales Charge                 +6.12%      +5.57%       +4.52%         +3.64%
   Including Sales Charge                 +5.92%      +5.28%       +3.94%         +0.77%
-----------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                 +3.73%                   +3.64%         +2.76%
   Including Sales Charge                 +3.73%                   +3.64%         +0.82%
-----------------------------------------------------------------------------------------
Class C (Est. 11/28/95)
   Excluding Sales Charge                 +3.67%                                  +2.76%
   Including Sales Charge                 +3.67%                                  +1.78%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 2.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 2% if redeemed before the end of the third year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended June 30, 2000 for Delaware Limited-Term Government Fund Institutional Class were +6.26%, +5.72%, +4.68%, and +3.79%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on June 1, 1992. Performance prior to this inception date is based on Class A performance, adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

Nasdaq Symbol Institutional Class: DTINX

Statement of Net Assets

DELAWARE LIMITED-TERM GOVERNMENT FUND
=====================================

                                                                   Principal       Market
June 30, 2000 (Unaudited)                                            Amount         Value
-------------------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 16.64%
Federal Home Loan Mortgage Corporation
   8.00% 4/1/29 to 8/1/29 ......................................  $ 7,822,456  $ 7,913,975
   8.50% 12/1/08 to 11/1/10 ....................................    1,399,406    1,430,689
   8.75% 5/1/10 ................................................      489,176      507,214
   9.00% 6/1/09 to 8/1/11 ......................................      899,116      931,295
   9.50% 11/1/05 ...............................................      743,635      774,543
   11.00% 10/1/14 to 11/1/15 ...................................      780,962     855,374
   11.50% 8/1/15 to 3/1/01 .....................................    2,738,871    3,054,884
Federal National Mortgage Association
   7.00% 3/1/29 to 5/1/29 ......................................    4,817,262    4,645,647
   8.00% 9/1/02 to 3/1/09 ......................................    7,396,928    7,441,212
   8.50% 3/1/11 to 8/1/17 ......................................    5,012,330    5,138,106
   9.00% 4/1/16 to 8/1/04 ......................................    1,445,144    1,497,885
   9.25% 7/1/16 to 3/1/20 ......................................    1,096,129    1,141,094
   10.00% 1/1/19 ...............................................      348,727      370,849
   11.00% 8/1/15 to 9/1/15 .....................................    4,247,200    4,651,787
   12.50% 2/1/11 ...............................................       79,374       89,990
   13.00% 7/1/15 ...............................................      156,297      180,083
                                                                               -----------
Total Agency Mortgage-Backed
   Securities (cost $40,961,357) ...............................                40,624,627
                                                                               -----------
Asset-Backed Securities - 7.13%
Advanta Home Equity Loan Trust 92-4 A1
   7.20% 11/25/08 ..............................................      275,834      270,494
MBNA Master Credit Card Trust
   Series 2000-A Class A 7.35% 7/16/07 .........................    5,000,000    5,038,750
Peco 1999-A-A4 5.80% 3/1/07 ....................................    5,015,000    4,767,510
Standard Credit Card Master Trust
   Series 1994-4 Class A 8.25% 11/7/03 .........................    1,500,000    1,516,860
   Series 1995-1 Class A 8.25% 1/7/07 ..........................    5,622,000    5,816,617
                                                                               -----------
Total Asset-Backed Securities
   (cost $18,043,188) ..........................................                17,410,231
                                                                               -----------
Collateralized Mortgage Obligations - 15.11%
Federal Home Loan Mortgage Corporation
   Series 26 Class F 9.50% 2/15/20 .............................    2,310,926    2,377,007
   Series 69 Class F 9.00% 12/15/05 ............................      546,823      553,481

Federal Home Loan Mortgage Association
   Series 1998-W3 Class A3 6.50%
   7/25/28 .....................................................    3,487,000    3,393,548
Fanniemae Strip Series 46 Class 2 11.00%
   12/25/03 ....................................................    1,099,577    1,146,877
Government National Mortgage Association
   Series 1998-9 Class B 6.85% 12/20/25 ........................    5,486,721    5,292,875
   Series 1999-23 Class VB 6.50% 3/20/10 .......................   10,000,000    9,621,400
Investor GNMA Mortgage-Backed Securities
   Trust Series 1984-4 Class F 10.875%
   10/25/13 ....................................................       65,693       67,642



                                                                    Principal    Market
                                                                     Amount       Value
------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Security
   Series 1997-S8 Class A7
   7.50%10/25/09 ................................................   $ 957,354    $ 952,969
   Series 1999-S10 Class A1
   6.25% 4/25/14 ................................................   6,721,918    6,441,882
Residential Accredit Loans
   Series 1998-QS6 Class CB6
   6.75% 5/25/28 ................................................   7,185,165    7,040,456
                                                                               -----------
Total Collateralized Mortgage Obligations
   (cost $37,445,882) ...........................................               36,888,137
                                                                               -----------
Commercial Mortgage-Backed Security - 2.28%
Lehman Large Loan Series 97-LLI Class A1
   6.79% 6/12/04 ................................................   5,621,530    5,553,047
                                                                               -----------
Total Commercial Mortgage-Backed
   Security (cost $5,526,666) ...................................                5,553,047
                                                                               -----------
Corporate Bonds - 3.98%
Daimler-Benz North 7.375% 9/15/06 ...............................   4,700,000    4,652,643
Deutsche Telekom 8.00% 6/15/10 ..................................   5,000,000    5,050,710
                                                                               -----------
Total Corporate Bonds (cost $9,923,437) .........................                9,703,353
                                                                               -----------
Government National Mortgage Association
   Obligations - 15.52%
GNMA
   7.50% 8/15/29 to 11/15/29 ....................................  17,791,674   17,692,521
   7.625% 2/15/22 ...............................................   1,764,877    1,767,635
   8.00% 5/15/30 to 4/15/30 .....................................   5,679,378    5,753,488
   9.00% 7/15/16 to 5/15/16 .....................................   3,092,997    3,224,922
   9.50% 6/15/16 to 10/15/17 ....................................     704,797      740,197
   11.00% 2/15/10 to 7/15/10 ....................................   1,816,891    2,016,870
   11.50% 7/15/15 ...............................................      23,550       26,339
   12.00% 10/15/10 ..............................................      51,362       58,456
   12.25% 9/15/13 to 1/15/14 ....................................     181,861      206,298
   12.50% 12/15/10 ..............................................      44,377       50,562
   13.75% 9/15/14 ...............................................      48,234       55,454
GNMA GPM
   11.50% 4/15/10 ...............................................      93,092      104,235
GNMA II
   9.50% 9/20/21 to 11/20/20 ....................................   1,771,737    1,868,629
   9.75% 11/20/16 ...............................................     241,456      254,208
   10.00% 7/20/20 to 1/20/20 ....................................     903,074      977,296
   10.50% 11/15/15 to 6/20/20 ...................................     196,335      211,828
   11.00% 9/20/15 to 10/20/15 ...................................     625,953      693,830
   11.50% 12/20/17 to 10/20/18 ..................................     158,052      173,216
   12.00% 5/20/14 to 4/20/14 ....................................   1,326,965    1,508,684
   12.50% 10/20/13 to 1/20/14 ...................................     435,515      492,849
                                                                               -----------
Total Government National Mortgage
   Association Obligations
   (cost $37,662,346) ...........................................               37,877,517
                                                                               -----------


                                                                    Principal    Market
Delaware Limited - Term Government Fund                              Amount       Value
------------------------------------------------------------------------------------------
U.S. Government Agency Obligations - 5.81%
Federal National Mortgage Association
   6.625% 1/15/02                                                 $ 7,085,000  $ 7,058,325
Financial Assistance Corporation
   9.375% 7/21/03                                                   6,700,000    7,132,371
                                                                               -----------
Total U.S. Government Agency
   Obligations (cost $14,209,505)                                               14,190,696
                                                                               -----------
U.S. Treasury Obligations - 27.07%
U.S. Treasury Bonds
  *10.75% 8/15/05                                                  10,605,000   12,643,154
   11.625% 11/15/04                                                 7,600,000    9,124,750
U.S. Treasury Notes
   5.875% 11/15/04                                                 21,480,000   21,158,320
   6.50% 2/15/10                                                   17,450,000   18,027,632
   7.875% 11/15/04                                                  4,830,000    5,114,059
                                                                               -----------
Total U.S. Treasury Obligations
   (cost $66,556,916)                                                           66,067,915
                                                                               -----------
Money Market Instruments - 3.48%
Bank of New York 7.22% 5/9/01                                       3,505,000    3,504,281
Commerzbank New York
   7.145% 6/26/01                                                   5,000,000    4,999,566
                                                                               -----------
Total Money Market Instruments
   (cost $8,504,269)                                                             8,503,847
                                                                               -----------
Total Market Value of Securities  - 97.02%
   (cost $238,833,566)                                                        $236,819,370
Receivables and Other Assets
   Net of Liabilities - 2.98%                                                    7,272,934
                                                                               -----------
Net Assets Applicable to 29,785,172
   Shares Outstanding - 100.00%                                               $244,092,304
                                                                               ===========
Net Asset Value - Delaware Limited-Term
   Government Fund A Class
   ($224,016,532 / 27,335,462 shares)                                                $8.20
                                                                                     -----
Net Asset Value - Delaware Limited-Term
   Government Fund B Class
   ($8,986,197 / 1,096,535 shares)                                                   $8.20
                                                                                     -----
Net Asset Value - Delaware Limited-Term
   Government Fund C Class
   ($6,934,345 / 846,137 shares)                                                     $8.20
                                                                                     -----
Net Asset Value - Delaware Limited-Term
   Government Fund Institutional Class
   ($4,155,230 / 507,038 shares)                                                     $8.20
                                                                                     -----

---------------
* Principal amount of $5,000,000 pledged as collateral for futures contracts.

GPM - Graduate Payment Mortgage

--------------------------------------------------------------------
Components of Net Assets at June 30, 2000:
Shares of beneficial interest (unlimited
   authorization - no par)                              $398,966,119
Undistributed net investment income                           16,274
Accumulated net realized loss on
   investments                                          (152,589,231)
Net unrealized depreciation of investments
   and futures contracts                                  (2,300,858)
                                                        ------------
Total net assets                                        $244,092,304
                                                        ============
Net Asset Value and Offering Price Per Share -
   Delaware Limited-Term Government Fund
Net asset value A Class (A)                                    $8.20
Sales charge (2.75% of offering price or
   2.80% of amount invested per share) (B)                      0.23
                                                               -----
Offering price                                                 $8.43
                                                               =====
---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


                             See accompanying notes

Statement of Assets and Liabilities


June 30, 2000 (Unaudited)                  Delaware Limited-Term Government Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $238,833,566) .....................  $236,819,370
Receivable for securities sold ................................    11,123,984
Dividends and interest receivable .............................     3,084,941
Subscriptions receivable ......................................       936,506
Other assets ..................................................           149
                                                                 ------------
Total assets ..................................................   251,964,950
                                                                 ------------

Liabilities:
Payable for securities purchased ..............................     7,137,493
Liquidations payable ..........................................       443,970
Other accounts payable and accrued expenses ...................       291,183
                                                                 ------------
Total liabilities .............................................     7,872,646
                                                                 ------------
Total Net Assets ..............................................  $244,092,304
                                                                 ============



                             See accompanying notes

Statement of Operations


Six Months Ended June 30, 2000 (Unaudited)                                 Delaware Limited-Term Government Fund
----------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ................................................................................             $9,895,353
                                                                                                      ----------
Expenses:
Management fees .........................................................................  654,017
Dividend disbursing and transfer agent fees and expenses ................................  336,567
Distribution expense ....................................................................  271,713
Accounting and administration ...........................................................   81,733
Custodian fees ..........................................................................   51,521
Reports and statements to shareholders ..................................................   47,389
Registration fees .......................................................................   29,583
Professional fees .......................................................................   17,350
Trustee's fees ..........................................................................    8,451
Taxes (other than taxes on income) ......................................................    8,281
Other ...................................................................................    5,284     1,511,889
                                                                                           -------
Less expenses paid indirectly ...........................................................                (13,546)
                                                                                                      ----------
Total expenses ..........................................................................              1,498,343
                                                                                                      ----------
Net Investment Income ...................................................................              8,397,010
                                                                                                      ----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
  Investments ...........................................................................             (5,301,053)
  Futures contracts .....................................................................               (429,735)
  Options written .......................................................................               (288,899)
                                                                                                      ----------
Net realized loss                                                                                     (6,019,687)
Net change in unrealized appreciation/depreciation of investments and futures contracts .              3,535,457
                                                                                                      ----------
Net Realized and Unrealized Loss on Investments .........................................             (2,484,230)
                                                                                                      ----------
Net Increase in Net Assets Resulting from Operations ....................................             $5,912,780
                                                                                                      ==========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                          Delaware Limited-Term Government Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months               Year
                                                                                                 Ended                  Ended
                                                                                                6/30/00               12/31/99
                                                                                              (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment income ....................................................................... $ 8,397,010          $ 19,755,626
Net realized loss on investments, futures contracts and options written .....................  (6,019,687)           (6,090,167)
Net change in unrealized appreciation/depreciation of investments and futures contracts .....   3,535,457           (10,466,154)
                                                                                              ---------------------------------
Net increase in net assets resulting from operations ........................................   5,912,780             3,199,305
                                                                                              ---------------------------------
Distributions to Shareholders from:
Net investment income:
  A Class ...................................................................................  (7,792,466)          (17,911,570)
  B Class ...................................................................................    (290,874)             (743,784)
  C Class ...................................................................................    (177,777)             (340,211)
  Institutional Class .......................................................................    (136,731)             (791,764)
                                                                                              ---------------------------------
                                                                                               (8,397,848)          (19,787,329)
                                                                                              ---------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ...................................................................................  19,741,809           122,671,414
  B Class ...................................................................................   1,696,124             7,484,917
  C Class ...................................................................................   5,471,087            12,877,720
  Institutional Class .......................................................................     848,641             5,331,913

Net asset value of shares issued upon reinvestment of dividends from net investment income:
  A Class ...................................................................................   5,461,722            12,310,557
  B Class ...................................................................................     180,945               500,770
  C Class ...................................................................................     157,021               299,210
  Institutional Class .......................................................................     137,551               792,517
                                                                                              ---------------------------------
                                                                                               33,694,900           162,269,018
                                                                                              ---------------------------------
Cost of shares repurchased:
  A Class ................................................................................... (61,690,413)         (174,726,114)
  B Class ...................................................................................  (5,270,253)           (8,694,266)
  C Class ...................................................................................  (5,259,821)          (11,144,509)
  Institutional Class .......................................................................  (1,241,505)          (22,133,639)
                                                                                              ---------------------------------
                                                                                              (73,461,992)         (216,698,528)
                                                                                              ---------------------------------

Decrease in net assets derived from capital share transactions .............................. (39,767,092)          (54,429,510)
                                                                                              ---------------------------------
Net Decrease in Net Assets .................................................................. (42,252,160)          (71,017,534)
Net Assets:
Beginning of period ......................................................................... 286,344,464           357,361,998
                                                                                              ---------------------------------
End of period ...............................................................................$244,092,304          $286,344,464
                                                                                              =================================


                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Limited-Term Government Fund A Class
---------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                            Ended                             Year Ended
                                                          6/30/00(1)    12/31/99    12/31/98     12/31/97    12/31/96    12/31/95
                                                          (Unaudited)
Net asset value, beginning of period .....................   $8.270      $8.700       $8.620      $8.770       $9.050      $8.990
Income (loss) from investment operations:
 Net investment income ...................................    0.264       0.519        0.540       0.601        0.600       0.699
 Net realized and unrealized gain (loss) on investments ..   (0.070)     (0.429)       0.079      (0.150)      (0.280)      0.060
                                                              -------------------------------------------------------------------
 Total from investment operations ........................    0.194       0.090        0.619       0.451        0.320       0.759
                                                              -------------------------------------------------------------------
Less dividends:
 Dividends from net investment income ....................   (0.264)     (0.520)      (0.539)     (0.601)      (0.600)     (0.699)
                                                              -------------------------------------------------------------------

 Total dividends .........................................   (0.264)     (0.520)      (0.539)     (0.601)      (0.600)     (0.699)
                                                              -------------------------------------------------------------------

Net asset value, end of period ...........................   $8.200      $8.270       $8.700      $8.620       $8.770      $9.050
                                                              ===================================================================

Total return(2) ..........................................    2.39%       1.07%        7.46%       5.23%        3.69%       8.71%
Ratios and supplemental data:
 Net assets, end of period (000 omitted) ................. $224,017    $262,776     $317,329    $355,079     $464,649    $653,451
 Ratio of expenses to average net assets .................    1.10%       1.00%        1.01%       0.98%        0.93%       0.96%
 Ratio of net investment income to average net assets ....    6.46%       6.12%        6.32%       6.85%        6.80%       7.71%
 Portfolio turnover ......................................     286%        175%          69%         79%          83%         73%


-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Limited-Term Government Fund B Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                           Year Ended
                                                             6/30/00(1)   12/31/99     12/31/98    12/31/97    12/31/96    12/31/95
                                                            (Unaudited)

Net asset value, beginning of period ........................  $8.270      $8.700       $8.620      $8.770       $9.050      $8.990
Income (loss) from investment operations:
 Net investment income ......................................   0.229       0.447        0.467       0.522        0.524       0.622
 Net realized and unrealized gain (loss) on investments .....  (0.070)     (0.429)       0.079      (0.150)      (0.280)      0.060
                                                               --------------------------------------------------------------------

 Total from investment operations ...........................   0.159       0.018        0.546       0.372        0.244       0.682
                                                               --------------------------------------------------------------------
Less dividends:
 Dividends from net investment income .......................  (0.229)     (0.448)      (0.466)     (0.522)      (0.524)     (0.622)
                                                               --------------------------------------------------------------------
 Total dividends ............................................  (0.229)     (0.448)      (0.466)     (0.522)      (0.524)     (0.622)
                                                               --------------------------------------------------------------------

Net asset value, end of period ..............................  $8.200      $8.270       $8.700      $8.620       $8.770      $9.050
                                                               ====================================================================
Total return(2) .............................................   1.96%       0.22%        6.55%       4.35%        2.81%       7.80%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ....................  $8,986     $12,483      $13,900     $12,119      $12,959     $12,313
 Ratio of expenses to average net assets ....................   1.95%       1.85%        1.86%       1.83%        1.78%       1.81%
 Ratio of net investment income to average net assets .......   5.61%       5.27%        5.47%       5.98%        5.91%       6.86%
 Portfolio turnover .........................................    286%        175%          69%         79%          83%         73%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Limited-Term Government Fund C Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Period
                                                            Six Months                                                   11/28/95(2)
                                                               Ended                        Year Ended                        to
                                                             6/30/00(1)   12/31/99     12/31/98    12/31/97    12/31/96    12/31/95
                                                            (Unaudited)
Net asset value, beginning of period ........................  $8.270      $8.700       $8.620      $8.770       $9.050      $9.010
Income (loss) from investment operations:
 Net investment income ......................................   0.229       0.447        0.467       0.524        0.524       0.051
 Net realized and unrealized gain (loss) on investments .....  (0.070)     (0.431)       0.079      (0.152)      (0.280)      0.040
                                                               --------------------------------------------------------------------
 Total from investment operations ...........................   0.159       0.016        0.546       0.372        0.244       0.091
                                                               --------------------------------------------------------------------
Less dividends:
 Dividends from net investment income .......................  (0.229)     (0.446)      (0.466)     (0.522)      (0.524)     (0.051)
                                                               --------------------------------------------------------------------
 Total dividends ............................................  (0.229)     (0.446)      (0.466)     (0.522)      (0.524)     (0.051)
                                                               --------------------------------------------------------------------
Net asset value, end of period ..............................  $8.200      $8.270       $8.700      $8.620       $8.770      $9.050
                                                               ====================================================================
Total return(3) .............................................   1.96%       0.20%        6.56%       4.34%        2.81%          (2)

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ....................  $6,934      $6,638       $4,932      $3,580       $3,090         $33
 Ratio of expenses to average net assets ....................   1.95%       1.85%        1.86%       1.83%        1.78%          (2)
 Ratio of net investment income to average net assets .......   5.61%       5.27%        5.47%       5.98%        5.78%          (2)
 Portfolio turnover .........................................    286%        175%          69%         79%          83%          (2)

----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; the ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for the relatively short period are not meaningful.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Limited-Term Government Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                          Year Ended
                                                             6/30/00(1)   12/31/99    12/31/98     12/31/97    12/31/96     12/31/95
                                                            (Unaudited)
Net asset value, beginning of period ......................    $8.270      $8.700       $8.620      $8.770       $9.050      $8.990

Income (loss) from investment operations:
 Net investment income ....................................     0.270       0.531        0.553       0.605        0.613       0.712
 Net realized and unrealized gain (loss) on investments ...    (0.071)     (0.428)       0.079      (0.150)      (0.280)      0.060
                                                               --------------------------------------------------------------------
 Total from investment operations .........................     0.199       0.103        0.632       0.455        0.333       0.772
                                                               --------------------------------------------------------------------
Less dividends:
 Dividends from net investment income .....................    (0.269)     (0.533)      (0.552)     (0.605)      (0.613)     (0.712)
                                                               --------------------------------------------------------------------
 Total dividends ..........................................    (0.269)     (0.533)      (0.552)     (0.605)      (0.613)     (0.712)
                                                               --------------------------------------------------------------------
Net asset value, end of period ............................    $8.200      $8.270       $8.700      $8.620       $8.770      $9.050
                                                               ====================================================================
Total return(2) ...........................................     2.46%       1.22%        7.62%       5.39%        3.84%       8.87%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................    $4,155      $4,448      $21,201     $32,902      $30,349     $37,460
 Ratio of expenses to average net assets ..................     0.95%       0.85%        0.86%       0.83%        0.78%       0.81%
 Ratio of net investment income to average net assets .....     6.61%       6.27%        6.47%       6.98%        6.92%       7.86%
 Portfolio turnover .......................................      286%        175%          69%         79%          83%         73%

------------
(1) Ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Delaware Group Limited-Term Government Funds (the "Company") is organized as a Delaware business trust and offers one fund, the Delaware Limited-Term Government Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 2.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Fund is to seek a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accredited to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Capital gain dividends, if any, are declared and paid annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,025 for the six months ended June 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $10,521 for the six months ended June 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at a rate of 0.50% on first $500 million of net assets, 0.475% on the next $500 million, 0.45% on the next $1,500 million, and 0.425% in excess of $2,500 million. At June 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $133,130.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At June 30, 2000, the Fund had no liability for such fees and other expenses payable to DSC.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.15% of the average daily net assets of A Class and 1.00% of the average daily net assets of the B and C Classes.

For the six months ended June 30, 2000, DDLP earned $11,807 for commissions on sales of the Fund's A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

--------------------------------------------------------------------------------

3. Investments
During the six months ended June 30, 2000, the Fund made purchases of $229,510,048 and sales of $311,725,817 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates the cost for book purposes. At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $238,833,566.

At June 30, 2000, net unrealized depreciation for federal income tax purposes aggregate $2,014,196 of which $1,471,237 related to unrealized appreciation of securities and $3,485,433 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $145,976,013 at June 30, 2000, which may be carried forward and applied against future capital gains. The capital loss carryforwards expire as follows: 2002 - $84,612,370, 2003 - $29,779,768 - 2004 - $16,636,244, 2005 - $9,442,127 and 2007
- $5,505,504.

4. Capital Shares
Transactions in capital shares were as follows:

                                                                                 Six Months       Year
                                                                                    Ended        Ended
                                                                                   6/30/00     12/31/99
Shares sold:
 A Class ..................................................................       2,409,754   14,431,512
 B Class ..................................................................         206,792      883,214
 C Class ..................................................................         667,277    1,521,301
 Institutional Class ......................................................         103,450      627,622

Shares issued upon reinvestment of distributions from net investment income:
 A Class ..................................................................         666,416    1,453,542
 B Class ..................................................................          22,078       59,133
 C Class ..................................................................          19,160       35,400
 Institutional Class ......................................................          16,785       92,791
                                                                                  ----------------------
                                                                                  4,111,712   19,104,515
                                                                                  ----------------------
Shares repurchased:
 A Class ..................................................................      (7,528,628) (20,583,300)
 B Class ..................................................................        (642,358)  (1,030,538)
 C Class ..................................................................        (643,319)  (1,320,789)
 Institutional Class ......................................................        (151,264)  (2,619,975)
                                                                                  ----------------------
                                                                                 (8,965,569) (25,554,602)
                                                                                  ----------------------
Net decrease ..............................................................      (4,853,857)  (6,450,087)
                                                                                  ======================

5. Futures Contracts
The Fund invests in financial futures contracts for the purpose of hedging its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margins" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at June 30, 2000 were as follows:

                                 Notional                        Unrealized
Contracts                      Cost Amount   Expiration Date     Gain/(Loss)
---------                      -----------   ---------------     -----------
270 U.S. 10-Year
Agency contracts              $(24,769,688)   September 2000      $(201,094)

210 U.S. 5-Year
Treasury note contracts        (20,502,234)   September 2000       (292,546)

180 U.S. 10-Year
Treasury note contracts         17,520,210    September 2000        206,978

--------------------------------------------------------------------------------

6. Options Written
During the period ended June 30, 2000, the Fund entered into options contracts in accordance with its investment objective. When the Fund writes an option, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the six months ended June 30, 2000, were as follows:

                                                         Number of   Premiums
                                                         Contracts   Received
                                                           ------     -------
Options outstanding at December 31, 1999                        -           -
Options written                                               800     232,113
Options terminated in closing purchase
  transaction                                                (800)   (232,113)
Options expired                                                 -           -
Options exercised                                               -           -
                                                           ------     -------
Options outstanding at June 30, 2000                            -           -
                                                           ======     =======

7. Market and Credit Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest only CMOs. At June 30, 2000 the Fund had no holdings in interest-only CMOs.

8. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. No amount was outstanding at June 30, 2000, or at any time during the period.

DELAWARE(SM)                                        For Shareholders
INVESTMENTS                                         1.800.523.1918
---------------------
Philadelphia o London                               For Securities Dealers
                                                    1.800.362.7500

                                                    For Financial Institutions
                                                    Representatives Only
                                                    1.800.659.2265

                                                    www.delawareinvestments.com



This semi-annual report is for the information of Delaware Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Limited-Term Government Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
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BOARD OF TRUSTEES
Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN
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AFFILIATED OFFICERS
Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

1818 Market Street
Philadelphia, PA 19103-3682

(3505)                                                      Printed in the USA
SA-022 [6/00] PP 8/00                                                   (J6154)